UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund:  BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2020

Date of reporting period: 09/30/2019

Item 1 – Report to Stockholders

SEPTEMBER 30, 2019

2019 Semi-Annual Report (Unaudited)

BlackRock Advantage U.S. Total Market Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2019	BlackRock Advantage U.S. Total Market Fund, Inc.

Investment Objective

BlackRock Advantage U.S. Total Market Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2019, the Fund, through its investment in Master Advantage U.S. Total Market LLC (the “Master LLC”), underperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

Relative returns were challenged throughout much of the third quarter of 2019, causing the Fund to underperform its benchmark over the six-month period. The underperformance occurred in an equity market characterized by increasing volatility and a series of sharp inflection points. Investor behavior was largely driven by broad macroeconomic and geopolitical events such as shifts in trade rhetoric, central bank policies and economic indicators rather than stock-specific characteristics. Given this market backdrop, stock-specific sentiment insights detracted from relative performance. In particular, an insight identifying the sentiment of informed bond investors was the top individual detractor from Fund results. The signal’s often defensive properties went unrewarded early in the period, and it continued to struggle amid a steady decline in interest rates, which was most pronounced in August. Another significant detractor within the Master LLC’s trend- and sentiment-based insights was a signal identifying trends in online search activity in order to gauge changes in consumer activity. Elsewhere, insights evaluating company fundamentals detracted in aggregate, as investors focused on identifying speculative growth opportunities rather than on identifying companies with strong and improving fundamentals. Given this market environment, signals seeking to identify areas of relative value struggled significantly. While the portfolio’s quality insights had mixed results, rewarding companies with less leverage was a significant detractor, given the low interest rate environment. The Master LLC’s macro thematic insights also detracted from relative performance over the period, as certain industry timing signals left the portfolio on the wrong side of an ever-changing market landscape. Most notably, the Master LLC was incorrectly positioned for the sharp decline in interest rates that were experienced in the middle of the third quarter.

Though the Fund underperformed overall, there were certain bright spots among the Master LLC’s stock selection insights that provided some ballast to portfolio performance. Among the portfolio’s fundamental signals, several alternative quality insights supported performance throughout the period, as investors sought out higher-quality companies with sustainable business models amid increasing market uncertainty. Of note, evaluating companies on long-term sustainability measures provided stability to the portfolio. Rewarding companies with more conservative risk profiles was also beneficial, which was unsurprising given the heightened volatility and investor caution experienced throughout much of the period. Machine-learned text analysis of company filings provided an additional lens into company quality and supported relative performance. Elsewhere, although the Master LLC’s macro thematic insights detracted in aggregate, a signal measuring sensitivity to changes in foreign exchange rates was one of the top individual contributors to the Fund’s returns.

Describe recent portfolio activity.

Over the course of the period, the Master LLC maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these was a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 3000® Index, the Master LLC was positioned essentially neutrally from a sector perspective. The Master LLC had slight overweight positions in the industrials and utilities sectors and slight underweight positions in the communication services and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.16%	1.07%	N/A	8.37%	N/A	12.07%	N/A
Investor A	4.04	0.84	(4.46)%	8.11	6.95%	11.78	11.18%
Investor C	3.68	0.14	(0.83)	7.25	7.25	10.83	10.83
Class K	4.20	1.04	N/A	8.37	N/A	12.07	N/A
Class R	3.91	0.63	N/A	7.81	N/A	11.45	N/A
Russell 3000® Index(c)	5.31	2.92	N/A	10.44	N/A	13.08	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master LLC. Under normal circumstances, the Master LLC seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)	A float-adjusted, market capitalization–weighted index of the 3,000 largest U.S. companies based on total market capitalization that represents about 98% of the investable U.S. equity market.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,041.60	$2.45	$1,000.00	$1,022.60	$2.43	0.48%
Investor A	1,000.00	1,040.40	3.73	1,000.00	1,021.35	3.69	0.73
Investor C	1,000.00	1,036.80	7.54	1,000.00	1,017.59	7.47	1.48
Class K	1,000.00	1,042.00	2.20	1,000.00	1,022.85	2.18	0.43
Class R	1,000.00	1,039.10	5.00	1,000.00	1,020.09	4.95	0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Advantage U.S. Total Market Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master LLC may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master LLC’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master LLC can realize on an investment and/or may result in lower distributions paid to shareholders. The Master LLC’s investments in these instruments, if any, are discussed in detail in the Master LLC’s Notes to Financial Statements.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

September 30, 2019

BlackRock Advantage U.S. Total Market Fund, Inc.

ASSETS
Investments at value — Master LLC	$393,812,301
Receivables:
Capital shares sold	48,655
From the Administrator	42,774
Withdrawals from the Master LLC	730,000
Prepaid expenses	43,959

Total assets	394,677,689

LIABILITIES
Payables:
Capital shares redeemed	778,656
Officer’s fees	211
Other accrued expenses	120,301
Other affiliates	2,024
Service and distribution fees	87,905
Transfer agent fees	91,074

Total liabilities	1,080,171

NET ASSETS	$393,597,518

NET ASSETS CONSIST OF
Paid-in capital	$363,948,832
Accumulated earnings	29,648,686

NET ASSETS	$393,597,518

NET ASSET VALUE
Institutional — Based on net assets of $85,870,563 and 3,008,783 shares outstanding, 100 million shares authorized, $0.10 par value	$28.54

Investor A — Based on net assets of $258,717,705 and 9,483,068 shares outstanding, 100 million shares authorized, $0.10 par value	$27.28

Investor C — Based on net assets of $33,044,677 and 1,893,914 shares outstanding, 100 million shares authorized, $0.10 par value	$17.45

Class K — Based on net assets of $2,262,294 and 79,297 shares outstanding, 2 billion shares authorized, $0.10 par value	$28.53

Class R — Based on net assets of $13,702,279 and 687,403 shares outstanding, 100 million shares authorized, $0.10 par value	$19.93

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Operations (unaudited)

Six Months Ended September 30, 2019

BlackRock Advantage U.S. Total Market Fund, Inc.

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$3,983,868
Dividends — affiliated	36,758
Securities lending income — affiliated — net	22,667
Foreign taxes withheld	(987)
Expenses	(1,128,021)
Fees waived	232,094

Total investment income	3,146,379

FUND EXPENSES
Service and distribution — class specific	567,706
Administration	520,627
Transfer agent — class specific	308,538
Registration	38,393
Professional	21,833
Printing	16,989
Accounting services	3,492
Officer	201
Miscellaneous	6,355

Total expenses	1,484,134

Less:
Fees waived and/or reimbursed by the Administrator	(607,416)
Transfer agent fees waived and/or reimbursed — class specific	(202,580)

Total expenses after fees waived and/or reimbursed	674,138

Net investment income	2,472,241

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER LLC
Net realized gain from investments, foreign currency transactions and futures contracts	10,654,952
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	3,594,982

Total realized and unrealized gain	14,249,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,722,175

See notes to financial statements.

8	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market Fund, Inc.
	Six Months Ended 09/30/19 (unaudited)	Year Ended 03/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,472,241	$5,486,974
Net realized gain (loss)	10,654,952	(2,300,573)
Net change in unrealized appreciation (depreciation)	3,594,982	25,823,752

Net increase in net assets resulting from operations	16,722,175	29,010,153

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(22,971,347)
Investor A	—	(66,161,942)
Investor C	—	(17,092,830)
Class K	—	(577,182)
Class R	—	(6,060,880)

Decrease in net assets resulting from distributions to shareholders	—	(112,864,181)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(48,474,457)	1,369,393

NET ASSETS
Total decrease in net assets	(31,752,282)	(82,484,635)
Beginning of period	425,349,800	507,834,435

End of period	$393,597,518	$425,349,800

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc.

	Institutional
	Six Months Ended 09/30/19		Year Ended March 31,
	(unaudited)		2019		2018		2017		2016		2015

Net asset value, beginning of period	$27.40		$32.34		$34.88		$29.38		$33.01		$31.51

Net investment income(a)	0.21		0.40		0.17	(b)	0.06	(c)	0.04		0.09
Net realized and unrealized gain (loss)	0.93		1.34		2.66		6.62		(2.72)		1.41

Net increase (decrease) from investment operations	1.14		1.74		2.83		6.68		(2.68)		1.50

Distributions(d)
From net investment income	—		(0.45)		(0.09)		—		(0.95)		—
From net realized gain	—		(6.23)		(5.28)		(1.18)		—		—

Total distributions	—		(6.68)		(5.37)		(1.18)		(0.95)		—

Net asset value, end of period	$28.54		$27.40		$32.34		$34.88		$29.38		$33.01

Total Return(e)
Based on net asset value	4.16	%(f)	6.76%		8.48%		22.72%		(8.11)%		4.76%

Ratios to Average Net Assets(g)
Total expenses	0.84	%(h)(i)	0.98	%(j)	1.07	%(k)	0.94	%(k)	1.08	%(k)	1.00	%(k)

Total expenses after fees waived and/or reimbursed	0.48	%(h)(i)	0.48	%(j)	0.92	%(k)	0.94	%(k)	1.08	%(k)	1.00	%(k)

Net investment income	1.46	%(h)(i)	1.48	%(j)	0.52	%(b)(k)	0.19	%(c)(k)	0.12	%(k)	0.30	%(k)

Supplemental Data
Net assets, end of period (000)	$85,871		$87,248		$113,466		$155,558		$135,744		$166,487

Portfolio turnover rate of the Master LLC	71%		142%		147%		68%		71%		55%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(i)	Annualized.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)

	Investor A
	Six Months Ended 09/30/19		Year Ended March 31,
	(unaudited)		2019		2018		2017		2016		2015

Net asset value, beginning of period	$26.22		$31.22		$33.76		$28.55		$32.09		$30.70

Net investment income (loss)(a)	0.16		0.32		0.08	(b)	(0.03	)(c)	(0.02)		0.00	(d)
Net realized and unrealized gain (loss)	0.90		1.30		2.58		6.42		(2.64)		1.39

Net increase (decrease) from investment operations	1.06		1.62		2.66		6.39		(2.66)		1.39

Distributions(e)
From net investment income	—		(0.39)		(0.02)		—		(0.88)		—
From net realized gain	—		(6.23)		(5.18)		(1.18)		—		—

Total distributions	—		(6.62)		(5.20)		(1.18)		(0.88)		—

Net asset value, end of period	$27.28		$26.22		$31.22		$33.76		$28.55		$32.09

Total Return(f)
Based on net asset value	4.04	%(g)	6.52%		8.20%		22.36%		(8.28)%		4.53%

Ratios to Average Net Assets(h)
Total expenses	1.11	%(i)(j)	1.25	%(k)	1.33	%(l)	1.24	%(l)	1.26	%(l)	1.24	%(l)

Total expenses after fees waived and/or reimbursed	0.73	%(i)(j)	0.73	%(k)	1.19	%(l)	1.24	%(l)	1.26	%(l)	1.24	%(l)

Net investment income (loss)	1.21	%(i)(j)	1.24	%(k)	0.23	%(b)(l)	(0.10	)%(c)(l)	(0.06	)%(l)	0.00	%(l)(m)

Supplemental Data
Net assets, end of period (000)	$258,718		$279,014		$309,125		$366,669		$392,584		$458,593

Portfolio turnover rate of the Master LLC	71%		142%		147%		68%		71%		55%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(j)	Annualized.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(l)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(m)	Amount is less than 0.005%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)

	Investor C
	Six Months Ended 09/30/19		Year Ended March 31,
	(unaudited)		2019		2018		2017		2016		2015

Net asset value, beginning of period	$16.83		$22.38		$25.28		$21.80		$24.72		$23.85

Net investment income (loss)(a)	0.04		0.08		(0.12	)(b)	(0.22	)(c)	(0.20)		(0.20)
Net realized and unrealized gain (loss)	0.58		0.83		1.91		4.88		(2.03)		1.07

Net increase (decrease) from investment operations	0.62		0.91		1.79		4.66		(2.23)		0.87

Distributions(d)
From net investment income	—		(0.23)		—		—		(0.69)		—
From net realized gain	—		(6.23)		(4.69)		(1.18)		—		—

Total distributions	—		(6.46)		(4.69)		(1.18)		(0.69)		—

Net asset value, end of period	$17.45		$16.83		$22.38		$25.28		$21.80		$24.72

Total Return(e)
Based on net asset value	3.68	%(f)	5.73%		7.35%		21.33%		(9.02)%		3.65%

Ratios to Average Net Assets(g)
Total expenses	2.01	%(h)(i)	2.12	%(j)	2.16	%(k)	2.07	%(k)	2.09	%(k)	2.08%

Total expenses after fees waived and/or reimbursed	1.48	%(h)(i)	1.48	%(j)	2.00	%(k)	2.07	%(k)	2.09	%(k)	2.07%

Net investment income (loss)	0.46	%(h)(i)	0.46	%(j)	(0.52	)%(b)(k)	(0.93	)%(c)(k)	(0.89	)%(k)	(0.83)%

Supplemental Data
Net assets, end of period (000)	$33,045		$39,413		$59,781		$130,476		$136,066		$180,679

Portfolio turnover rate of the Master LLC	71%		142%		147%		68%		71%		55%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(i)	Annualized.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)

	Class K
	Six Months Ended 09/30/19 (unaudited)		Year Ended 03/31/19		Period from 01/25/18(a) to 03/31/18

Net asset value, beginning of period	$27.38		$32.34		$34.28

Net investment income (loss)(b)	0.21		0.42		(0.06)
Net realized and unrealized gain (loss)	0.94		1.32		(1.88)

Net increase (decrease) from investment operations	1.15		1.74		(1.94)

Distributions(c)
From net investment income	—		(0.47)		—
From net realized gain	—		(6.23)		—

Total distributions	—		(6.70)		—

Net asset value, end of period	$28.53		$27.38		$32.34

Total Return(d)
Based on net asset value	4.20	%(e)	6.74%		(5.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.76	%(g)(h)	0.90	%(i)	0.87	%(h)

Total expenses after fees waived and/or reimbursed	0.43	%(g)(h)	0.43	%(i)	0.43	%(h)

Net investment income (loss)	1.51	%(g)(h)	1.53	%(i)	(1.06	)%(h)

Supplemental Data
Net assets, end of period (000)	$2,262		$2,241		$2,736

Portfolio turnover rate of the Master LLC	71%		142%		147%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)

	Class R
	Six Months Ended 09/30/19		Year Ended March 31,
	(unaudited)		2019		2018		2017		2016		2015

Net asset value, beginning of period	$19.18		$24.61		$27.65		$23.63		$26.74		$25.66

Net investment income (loss)(a)	0.09		0.19		(0.00	)(b)(c)	(0.11	)(d)	(0.08)		(0.09)
Net realized and unrealized gain (loss)	0.66		0.95		2.07		5.31		(2.20)		1.17

Net increase (decrease) from investment operations	0.75		1.14		2.07		5.20		(2.28)		1.08

Distributions(e)
From net investment income	—		(0.34)		—		—		(0.83)		—
From net realized gain	—		(6.23)		(5.11)		(1.18)		—		—

Total distributions	—		(6.57)		(5.11)		(1.18)		(0.83)		—

Net asset value, end of period	$19.93		$19.18		$24.61		$27.65		$23.63		$26.74

Total Return(f)
Based on net asset value	3.91	%(g)	6.31%		7.87%		21.97%		(8.50)%		4.21%

Ratios to Average Net Assets(h)
Total expenses	1.41	%(i)(j)	1.54	%(k)	1.60	%(l)	1.55	%(l)	1.51	%(l)	1.59	%(l)

Total expenses after fees waived and/or reimbursed	0.98	%(i)(j)	0.98	%(k)	1.44	%(l)	1.55	%(l)	1.51	%(l)	1.59	%(l)

Net investment income (loss)	0.96	%(i)(j)	0.98	%(k)	(0.01	)%(b)(l)	(0.42	)%(d)(l)	(0.31	)%(l)	(0.34	)%(l)

Supplemental Data
Net assets, end of period (000)	$13,702		$17,433		$22,726		$26,004		$23,037		$25,624

Portfolio turnover rate of the Master LLC	71%		142%		147%		68%		71%		55%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.
(j)	Annualized.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(l)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)	BlackRock Advantage U.S. Total Market Fund, Inc.

1.	ORGANIZATION

BlackRock Advantage U.S. Total Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Master Advantage U.S. Total Market LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At September 30, 2019, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R

Distribution Fee	—%	0.75%	0.25%
Service Fee	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total

$341,682	$186,031	$39,993	$567,706

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended September 30, 2019, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total

$1,322	$1,155	$391	$4	$40	$2,912

For the six months ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total

$50,021	$189,129	$53,693	$462	$15,233	$308,538

Other Fees: For the six months ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $685.

For the six months ended September 30, 2019, affiliates received CDSCs as follows:

Investor A	$14
Investor C	49

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through July 31, 2020, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2019, the Administrator waived and/or reimbursed $607,416, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees waived and/or reimbursed — class specific	$28,305	$119,406	$43,279	$462	$11,128	$202,580

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Administrator, are less than the current expense limitation for that share class, the Administrator is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

  (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

  (2) the Administrator or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

As of September 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring March 31,
	2020	2021	2022

Fund Level	$692,991	$1,348,014	$838,311
Institutional	50,087	74,555	28,305
Investor A	122,752	292,827	119,406
Investor C	36,681	105,952	43,279
K Shares	—	1,224	462
R Shares	10,172	27,657	11,128

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 09/30/19		Year Ended 03/31/19
	Shares	Amount	Shares	Amount

Institutional
Shares sold	85,941	$2,417,672	270,063	$7,139,139
Shares issued in reinvestment of distributions	—	—	735,291	19,359,007
Shares redeemed	(261,902)	(7,362,455)	(1,329,225)	(36,525,033)

Net decrease	(175,961)	$(4,944,783)	(323,871)	$(10,026,887)

Investor A
Shares sold and automatic conversion of shares	266,991	7,210,511	1,132,063	29,439,798
Shares issued in reinvestment of distributions	—	—	2,415,740	60,954,044
Shares redeemed	(1,424,745)	(38,546,556)	(2,807,025)	(72,207,810)

Net increase (decrease)	(1,157,754)	$(31,336,045)	740,778	$18,186,032

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

	Six Months Ended 09/30/19		Year Ended 03/31/19
	Shares	Amount	Shares	Amount
Investor C
Shares sold	123,046	$2,128,410	381,485	$6,363,666
Shares issued in reinvestment of distributions	—	—	1,013,909	16,646,560
Shares redeemed and automatic conversion of shares	(570,657)	(9,873,787)	(1,725,428)	(29,221,707)

Net decrease	(447,611)	$(7,745,377)	(330,034)	$(6,211,481)

Class K
Shares sold	4,118	$115,132	17,557	$479,353
Shares issued in reinvestment of dividends	—	—	21,730	572,043
Shares redeemed	(6,688)	(189,526)	(42,031)	(1,144,005)

Net decrease	(2,570)	$(74,394)	(2,744)	$(92,609)

Class R
Shares sold	35,221	$696,016	175,934	$3,446,620
Shares issued in reinvestment of distributions	—	—	324,341	6,038,037
Shares redeemed	(256,630)	(5,069,874)	(514,881)	(9,970,319)

Net decrease	(221,409)	$(4,373,858)	(14,606)	$(485,662)

Total Net Increase (Decrease)	(2,005,305)	$(48,474,457)	69,523	$1,369,393

As of September 30, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 7,160 Class K Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio Information as of September 30, 2019	Master Advantage U.S. Total Market LLC

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple Inc.	4%
Microsoft Corp.	3
Amazon.com, Inc.	3
Berkshire Hathaway, Inc., Class B	2
Mastercard, Inc., Class A	2
Johnson & Johnson	2
Facebook, Inc., Class A	2
Lockheed Martin Corp.	1
Gilead Sciences, Inc.	1
Automatic Data Processing, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets

Information Technology	22%
Health Care	14
Financials	14
Industrials	11
Consumer Discretionary	10
Communication Services	8
Consumer Staples	7
Utilities	4
Real Estate	4
Energy	3
Materials	2
Short-Term Securities	1
Liabilities in Excess of Other Assets	—	(a)

(a)	Amount is greater than (0.5)%.

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R L L C P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments (unaudited) September 30, 2019	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.3%

Aerospace & Defense — 2.6%
Boeing Co.	1,794	$682,563
HEICO Corp.	2,322	289,971
HEICO Corp., Class A	2,236	217,585
L3Harris Technologies, Inc.	584	121,846
Lockheed Martin Corp.	14,457	5,639,097
Northrop Grumman Corp.	2,680	1,004,437
Parsons Corp.(a)	5,450	179,741
Raytheon Co.	8,272	1,622,884
Teledyne Technologies, Inc.(a)	1,509	485,883

		10,244,007

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	18,414	1,561,139
Hub Group, Inc., Class A(a)	11,075	514,988

		2,076,127

Auto Components — 0.2%
Dana, Inc.	39,097	564,561
Goodyear Tire & Rubber Co.	10,360	149,236

		713,797

Automobiles — 0.4%
Ford Motor Co.	73,607	674,240
Tesla, Inc.(a)	1,520	366,122
Thor Industries, Inc.	6,782	384,133

		1,424,495

Banks — 4.1%
Bank of America Corp.	89,244	2,603,247
BOK Financial Corp.	729	57,700
Citizens Financial Group, Inc.	72,417	2,561,389
Cullen/Frost Bankers, Inc.	6,353	562,558
East West Bancorp, Inc.	11,865	525,501
First Citizens BancShares, Inc., Class A	255	120,245
First Horizon National Corp.	34,506	558,997
IBERIABANK Corp.	649	49,026
JPMorgan Chase & Co.	36,312	4,273,559
National Bank Holdings Corp., Class A	1,355	46,327
PacWest Bancorp	1,060	38,520
Pinnacle Financial Partners, Inc.	1,509	85,636
Republic First Bancorp, Inc.(a)	63,588	267,070
Sandy Spring Bancorp, Inc.	3,261	109,928
South State Corp.	537	40,436
SVB Financial Group(a)	328	68,536
Texas Capital Bancshares, Inc.(a)	2,769	151,326
U.S. Bancorp	2,241	124,017
Webster Financial Corp.	4,936	231,350
Wells Fargo & Co.	44,636	2,251,440
Western Alliance Bancorp	24,903	1,147,530
Zions Bancorp NA	6,957	309,726

		16,184,064

Beverages — 1.0%
Brown-Forman Corp., Class B	4,873	305,927
Coca-Cola Co.	1,282	69,792
Molson Coors Brewing Co., Class B	2,390	137,425
Monster Beverage Corp.(a)	10,553	612,707
PepsiCo, Inc.	20,228	2,773,259

		3,899,110

Biotechnology — 3.6%
AbbVie, Inc.	33,831	2,561,683
Amgen, Inc.	9,300	1,799,643
Biogen, Inc.(a)	2,185	508,712
Celgene Corp.(a)	9,419	935,307
Gilead Sciences, Inc.	84,877	5,379,504
Immunic, Inc.(a)(b)	6,971	70,198
Incyte Corp.(a)	2,671	198,268
Prevail Therapeutics, Inc.(a)	1,672	20,532

Security	Shares	Value

Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(a)	5,281	$1,464,949
Vertex Pharmaceuticals, Inc.(a)	6,656	1,127,660

		14,066,456

Building Products — 0.7%
Allegion PLC	23,179	2,402,503
Resideo Technologies, Inc.(a)	11,037	158,381

		2,560,884

Capital Markets — 2.7%
Charles Schwab Corp.	47,981	2,007,045
CME Group, Inc.	7,721	1,631,756
Evercore, Inc., Class A	7,387	591,699
Hamilton Lane, Inc., Class A	660	37,594
Intercontinental Exchange, Inc.	16,098	1,485,362
Morgan Stanley	69,735	2,975,592
Stifel Financial Corp.	1,396	80,103
TD Ameritrade Holding Corp.	37,208	1,737,614
Westwood Holdings Group, Inc.	1,929	53,375

		10,600,140

Chemicals — 1.2%
Air Products & Chemicals, Inc.	16,104	3,572,833
Ecolab, Inc.	5,857	1,159,920

		4,732,753

Communications Equipment — 1.2%
Acacia Communications, Inc.(a)	495	32,373
Calix, Inc.(a)	29,709	189,841
Ciena Corp.(a)	6,720	263,626
Cisco Systems, Inc.	83,890	4,145,005

		4,630,845

Construction & Engineering — 0.5%
Comfort Systems USA, Inc.	31,077	1,374,536
EMCOR Group, Inc.	1,531	131,850
MasTec, Inc.(a)(b)	6,931	450,030

		1,956,416

Consumer Finance — 1.4%
Ally Financial, Inc.	6,420	212,887
American Express Co.	25,468	3,012,355
Capital One Financial Corp.	7,675	698,272
Credit Acceptance Corp.(a)	156	71,964
Discover Financial Services	15,862	1,286,250
Green Dot Corp., Class A(a)	8,616	217,554
World Acceptance Corp.(a)	509	64,903

		5,564,185

Containers & Packaging — 0.4%
Westrock Co.	43,363	1,580,581

Diversified Consumer Services — 0.4%
frontdoor, Inc.(a)	7,773	377,535
H&R Block, Inc.	44,841	1,059,144

		1,436,679

Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B(a)	39,148	8,143,567

Diversified Telecommunication Services — 1.5%
AT&T Inc.	16,943	641,123
CenturyLink, Inc.	24,899	310,740
Cogent Communications Holdings, Inc.	8,929	491,988
Verizon Communications, Inc.	73,390	4,429,820

		5,873,671

Electric Utilities — 2.3%
Alliant Energy Corp.	40,745	2,197,378
El Paso Electric Co.	536	35,955
IDACORP, Inc.	19,798	2,230,641
Pinnacle West Capital Corp.	12,963	1,258,318

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2019	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Xcel Energy, Inc.	48,625	$3,155,276

		8,877,568

Electrical Equipment — 1.1%
AMETEK, Inc.	17,728	1,627,785
Generac Holdings, Inc.(a)	17,402	1,363,273
Hubbell, Inc.	11,466	1,506,632

		4,497,690

Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	7,213	888,930
Fitbit, Inc., Class A(a)	101,635	387,229
National Instruments Corp.	40,948	1,719,407
SYNNEX Corp.	2,228	251,541

		3,247,107

Energy Equipment & Services — 0.4%
Archrock, Inc.	65,021	648,259
Oceaneering International, Inc.(a)	1,212	16,423
Oil States International, Inc.(a)	4,932	65,596
Pacific Drilling SA(a)	5,817	22,745
Parker Drilling Co.(a)	2,662	50,365
Patterson-UTI Energy, Inc.	14,883	127,250
ProPetro Holding Corp.(a)	11,935	108,489
Seadrill Ltd.(a)	74	155
Transocean Ltd.(a)	106,234	474,866

		1,514,148

Entertainment — 0.7%
Electronic Arts, Inc.(a)	898	87,842
IMAX Corp.(a)	5,234	114,886
Netflix, Inc.(a)	2,260	604,821
Spotify Technology SA(a)	3,389	386,346
Take-Two Interactive Software, Inc.(a)	2,124	266,222
Viacom, Inc., Class A	4,699	123,396
Viacom, Inc., Class B	37,846	909,439
Zynga, Inc., Class A(a)	37,719	219,525

		2,712,477

Equity Real Estate Investment Trusts (REITs) — 4.0%
Brandywine Realty Trust	18,236	276,275
Host Hotels & Resorts, Inc.	27,237	470,928
Lamar Advertising Co., Class A	8,575	702,550
National Storage Affiliates Trust	15,081	503,253
Outfront Media, Inc.	38,105	1,058,557
Park Hotels & Resorts, Inc.	80,670	2,014,330
Prologis, Inc.	58,869	5,016,816
RLJ Lodging Trust	59,168	1,005,264
SBA Communications Corp.	2,580	622,167
Simon Property Group, Inc.	27,243	4,240,373

		15,910,513

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	7,091	2,042,988
Performance Food Group Co.(a)	23,969	1,102,814
Rite Aid Corp.(a)(b)	13,912	96,688
Walmart, Inc.	24,970	2,963,440

		6,205,930

Food Products — 1.6%
General Mills, Inc.	43,174	2,379,751
Hershey Co.	22,613	3,504,789
J&J Snack Foods Corp.	3,188	612,096

		6,496,636

Gas Utilities — 0.2%
Southwest Gas Holdings, Inc.	6,476	589,575

Health Care Equipment & Supplies — 2.2%
Danaher Corp.	21,033	3,037,796
IDEXX Laboratories, Inc.(a)	519	141,132

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC	12,538	$1,361,878
Penumbra, Inc.(a)	1,207	162,329
SmileDirectClub, Inc.(a)	47,462	658,773
Stryker Corp.	15,926	3,444,794

		8,806,702

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	16,369	1,347,660
Anthem, Inc.	10,957	2,630,776
Cardinal Health, Inc.	3,485	164,457
Chemed Corp.	792	330,715
Cigna Corp.	6,888	1,045,530
CVS Health Corp.	39,930	2,518,385
Humana, Inc.	234	59,827
McKesson Corp.	866	118,348
UnitedHealth Group, Inc.	12,957	2,815,815
WellCare Health Plans, Inc.(a)	664	172,089

		11,203,602

Health Care Technology — 0.7%
Medidata Solutions, Inc.(a)	800	73,200
Veeva Systems, Inc., Class A(a)	17,437	2,662,456

		2,735,656

Hotels, Restaurants & Leisure — 2.8%
Boyd Gaming Corp.	23,245	556,718
Choice Hotels International, Inc.	653	58,091
Churchill Downs, Inc.	1,423	175,676
Darden Restaurants, Inc.	32,753	3,872,060
Domino’s Pizza, Inc.	2,612	638,869
Extended Stay America, Inc.	90,963	1,331,698
International Game Technology PLC	10,718	152,303
Las Vegas Sands Corp.	12,861	742,851
McDonald’s Corp.	5,736	1,231,577
Penn National Gaming, Inc.(a)	20,978	390,715
Planet Fitness, Inc., Class A(a)	5,414	313,308
Royal Caribbean Cruises Ltd.	5,513	597,223
Six Flags Entertainment Corp.	1,180	59,932
Texas Roadhouse, Inc.	12,992	682,340
Vail Resorts, Inc.	1,061	241,441

		11,044,802

Household Durables — 0.3%
DR Horton, Inc.	19,316	1,018,146
Helen of Troy Ltd.(a)	490	77,253

		1,095,399

Household Products — 1.3%
Church & Dwight Co., Inc.	43,385	3,264,287
Clorox Co.	443	67,278
Kimberly-Clark Corp.	9,261	1,315,525
Procter & Gamble Co.	4,962	617,174

		5,264,264

Industrial Conglomerates — 0.5%
Roper Technologies, Inc.	5,709	2,035,829

Insurance — 3.4%
Aflac, Inc.	2,665	139,433
Allstate Corp.	17,871	1,942,220
Arthur J. Gallagher & Co.	7,906	708,140
Cincinnati Financial Corp.	7,208	840,957
First American Financial Corp.	29,415	1,735,779
Globe Life, Inc.	11,068	1,059,872
Kinsale Capital Group, Inc.	5,006	517,170
Lincoln National Corp.	7,366	444,317
MetLife, Inc.	11,292	532,531
Progressive Corp.	824	63,654
Prudential Financial, Inc.	40,151	3,611,582
Travelers Cos., Inc.	7,910	1,176,138

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) September 30, 2019	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Unum Group	14,707	$437,092

		13,208,885

Interactive Media & Services — 3.8%
Alphabet, Inc., Class A(a)	1,877	2,292,080
Alphabet, Inc., Class C(a)	4,037	4,921,103
Care.com, Inc.(a)	25,526	266,747
Cargurus, Inc.(a)(b)	5,840	180,748
Facebook, Inc., Class A(a)	35,631	6,345,168
Match Group, Inc.	2,225	158,954
Pinterest, Inc., Class A(a)(b)	18,444	487,844
Yelp, Inc.(a)	3,464	120,374

		14,773,018

Internet & Direct Marketing Retail — 3.3%
Amazon.com, Inc.(a)	7,298	12,668,671
Etsy, Inc.(a)	5,153	291,145
RealReal, Inc.(a)	2,149	48,052

		13,007,868

IT Services — 5.5%
Accenture PLC, Class A	684	131,567
Amdocs Ltd.	3,569	235,947
Automatic Data Processing, Inc.	32,458	5,239,370
Booz Allen Hamilton Holding Corp.	5,854	415,751
GoDaddy, Inc., Class A(a)	18,443	1,216,869
Mastercard, Inc., Class A	27,980	7,598,529
Paychex, Inc.	44,564	3,688,562
Square, Inc., Class A(a)	3,914	242,472
Unisys Corp.(a)	33,921	252,033
VeriSign, Inc.(a)	4,473	843,742
Visa, Inc., Class A	9,979	1,716,488

		21,581,330

Life Sciences Tools & Services — 0.6%
10X Genomics, Inc., Class A(a)	6,620	333,648
Mettler-Toledo International, Inc.(a)	890	626,916
Thermo Fisher Scientific, Inc.	3,550	1,034,009
Waters Corp.(a)	1,056	235,731

		2,230,304

Machinery — 3.1%
Crane Co.	29,972	2,416,642
IDEX Corp.	5,723	937,885
Ingersoll-Rand PLC	4,987	614,448
Oshkosh Corp.	22,013	1,668,585
PACCAR, Inc.	67,646	4,735,896
Parker-Hannifin Corp.	1,886	340,631
Snap-on, Inc.	10,090	1,579,489
Woodward, Inc.	690	74,403

		12,367,979

Media — 2.0%
AMC Networks, Inc., Class A(a)	6,302	309,806
Comcast Corp., Class A	28,423	1,281,309
Gray Television, Inc.(a)	23,700	386,784
iHeartMedia, Inc., Class A(a)	11,970	179,550
Interpublic Group of Cos., Inc.	173,786	3,746,826
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	1,116	46,392
New Media Investment Group, Inc.	3,829	33,734
Sinclair Broadcast Group, Inc., Class A	16,331	697,987
Sirius XM Holdings, Inc.	205,268	1,283,951

		7,966,339

Metals & Mining — 0.2%
Alcoa Corp.(a)	15,311	307,292
Freeport-McMoRan, Inc.	22,963	219,756
Materion Corp.	2,368	145,301

		672,349

Security	Shares	Value

Multiline Retail — 0.5%
Dollar General Corp.	5,573	$885,773
Target Corp.	9,410	1,006,023

		1,891,796

Multi-Utilities — 0.6%
Consolidated Edison, Inc.	26,416	2,495,520
DTE Energy Co.	391	51,987

		2,547,507

Oil, Gas & Consumable Fuels — 2.9%
Chevron Corp.	6,173	732,118
ConocoPhillips	49,540	2,822,789
Continental Resources, Inc.(a)	7,612	234,373
EOG Resources, Inc.	11,395	845,737
Exxon Mobil Corp.	48,193	3,402,908
Marathon Petroleum Corp.	1,872	113,724
Phillips 66	13,858	1,419,059
Range Resources Corp.	9,477	36,202
SM Energy Co.	6,395	61,968
Teekay Corp.	14,949	59,796
Valero Energy Corp.	9,816	836,716
Whiting Petroleum Corp.(a)	7,243	58,161
Williams Cos., Inc.	33,250	799,995

		11,423,546

Paper & Forest Products — 0.1%
Boise Cascade Co.	11,017	359,044
Clearwater Paper Corp.(a)	10,665	225,245

		584,289

Personal Products — 0.6%
Estee Lauder Cos., Inc., Class A	9,961	1,981,741
USANA Health Sciences, Inc.(a)	2,812	192,313

		2,174,054

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	51,662	2,619,780
Eli Lilly & Co.	7,066	790,191
Johnson & Johnson	53,590	6,933,474
Merck & Co., Inc.	32,685	2,751,423
Pfizer, Inc.	21,260	763,872
Prestige Consumer Healthcare, Inc.(a)	16,576	575,021
Zoetis, Inc.	17,688	2,203,748

		16,637,509

Professional Services — 0.9%
CoStar Group, Inc.(a)	2,072	1,229,110
Insperity, Inc.	9,978	984,030
Robert Half International, Inc.	8,333	463,815
TriNet Group, Inc.(a)	11,958	743,668

		3,420,623

Road & Rail — 0.5%
Covenant Transportation Group, Inc., Class A(a)	2,718	44,684
CSX Corp.	4,112	284,838
Landstar System, Inc.	7,610	856,734
Lyft, Inc., Class A(a)	13,180	538,271
Marten Transport Ltd.	1,729	35,929
Universal Logistics Holdings, Inc.	8,923	207,727

		1,968,183

Semiconductors & Semiconductor Equipment — 3.2%
Advanced Micro Devices, Inc.(a)	2,175	63,053
Amkor Technology, Inc.(a)	31,368	285,449
Applied Materials, Inc.	23,428	1,169,057
Broadcom, Inc.	1,207	333,216
Cirrus Logic, Inc.(a)	28,390	1,521,136
Cypress Semiconductor Corp.	3,404	79,449
Intel Corp.	42,854	2,208,267
Lam Research Corp.	695	160,621

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2019	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	18,340	$3,192,444
QUALCOMM, Inc.	6,646	506,957
Texas Instruments, Inc.	20,187	2,608,968
Xilinx, Inc.	5,496	527,066

		12,655,683

Software — 7.1%
ACI Worldwide, Inc.(a)	6,840	214,263
Adobe, Inc.(a)	13,381	3,696,501
Cloudflare, Inc., Class A(a)	15,273	283,620
Intuit, Inc.	7,008	1,863,708
j2 Global, Inc.	782	71,021
Manhattan Associates, Inc.(a)	4,762	384,151
Microsoft Corp.	97,437	13,546,666
Paylocity Holding Corp.(a)	6,114	596,604
RingCentral, Inc., Class A(a)	956	120,131
salesforce.com, Inc.(a)	27,824	4,130,195
ServiceNow, Inc.(a)	9,152	2,323,235
Workday, Inc., Class A(a)	4,413	750,034

		27,980,129

Specialty Retail — 1.2%
Asbury Automotive Group, Inc.(a)	5,094	521,269
AutoZone, Inc.(a)	296	321,048
Home Depot, Inc.	9,253	2,146,881
Lithia Motors, Inc., Class A	3,583	474,318
Ross Stores, Inc.	7,595	834,311
Sonic Automotive, Inc., Class A	12,686	398,467
Tractor Supply Co.	1,406	127,159

		4,823,453

Technology Hardware, Storage & Peripherals — 4.2%
Apple Inc.	63,531	14,229,038
HP, Inc.	119,627	2,263,343
Pure Storage, Inc., Class A(a)	3,222	54,581

		16,546,962

Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc.(a)	10,806	2,080,479
NIKE, Inc., Class B	7,606	714,356

		2,794,835

Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd.	7,724	368,203
LendingTree, Inc.(a)	398	123,551

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
MGIC Investment Corp.	30,033	$377,815
United Community Financial Corp.	3,734	40,253
Washington Federal, Inc.	1,470	54,375

		964,197

Tobacco — 0.8%
Altria Group, Inc.	40,628	1,661,685
Philip Morris International, Inc.	19,513	1,481,622

		3,143,307

Trading Companies & Distributors — 0.5%
GATX Corp.	25,180	1,952,205

Water Utilities — 1.1%
American Water Works Co., Inc.	35,347	4,391,158

Wireless Telecommunication Services — 0.3%
Gogo, Inc.(a)(b)	22,424	135,217
Telephone & Data Systems, Inc.	32,958	850,316
United States Cellular Corp.(a)	8,061	302,932

		1,288,465

Total Long-Term Investments — 99.3% (Cost: $366,194,080)		390,921,648

Short-Term Securities — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(c)(e)	2,706,008	2,706,008

SL Liquidity Series, LLC, Money Market Series, 2.13%(c)(d)(e)	1,427,098	1,427,383

Total Short-Term Securities — 1.0% (Cost: $4,133,389)		4,133,391

Total Investments — 100.3% (Cost: $370,327,469)		395,055,039

Liabilities in Excess of Other Assets — (0.3)%		(1,242,738)

Net Assets — 100.0%		$393,812,301

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the six months ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 03/31/19	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	4,680,904	(1,974,896)	2,706,008	$2,706,008	$36,758		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	1,427,098	1,427,098	1,427,383	22,667	(b)	173	2

				$4,133,391	$59,425		$173	$2

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) September 30, 2019	Master Advantage U.S. Total Market LLC

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	25	12/20/19	$ 3,723	$(24,588)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized depreciation(a)	$—	$—	$(24,588)	$—	$—	$—	$(24,588)

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the six months ended September 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$197,538	$—	$—	$—	$197,538

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(63,165)	$—	$—	$—	$(63,165)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,216,923

For more information about the Master LLC’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master LLC’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master LLC’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments(a)	$390,921,648	$—	$—	$390,921,648
Short-Term Securities	2,706,008	—	—	2,706,008

Subtotal	$393,627,656	$—	$—	$393,627,656

Investments Valued at Net Asset Value (“NAV”)(b)				1,427,383

Total Investments				$395,055,039

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(24,588)	$—	$—	$(24,588)

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T TO S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited)

September 30, 2019

Master Advantage U.S. Total Market LLC

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,373,953) (cost — $366,194,080)	$390,921,648
Investments at value — affiliated (cost $4,133,389)	4,133,391
Cash	44,055
Cash pledged for futures contracts	172,000
Receivables:
Investments sold	4,661,929
Interest receivable	4,897
Securities lending income — affiliated	5,212
Dividends — unaffiliated	343,591
Variation margin on futures contracts	18,887
Prepaid expenses	2,990

Total assets	400,308,600

LIABILITIES
Cash collateral on securities loaned at value	1,427,208
Payables:
Investments purchased	4,147,754
Directors’ fees	7,251
Investment advisory fees	125,462
Other accrued expenses	55,941
Other affiliates	2,683
Withdrawals to investors	730,000

Total liabilities	6,496,299

NET ASSETS	$393,812,301

NET ASSETS CONSIST OF
Investors’ capital	$369,109,352
Net unrealized appreciation	24,702,949

NET ASSETS	$393,812,301

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statement of Operations (unaudited)

Six Months Ended September 30, 2019

Master Advantage U.S. Total Market LLC

INVESTMENT INCOME
Dividends — unaffiliated	$3,983,868
Dividends — affiliated	36,758
Securities lending income — affiliated — net	22,667
Foreign taxes withheld	(987)

Total investment income	4,042,306

EXPENSES
Investment advisory	1,041,776
Accounting services	32,515
Professional	17,855
Custodian	17,662
Directors	8,054
Printing	6,413
Miscellaneous	3,746

Total expenses	1,128,021
Less fees waived and/or reimbursed by the Manager	(232,094)

Total expenses after fees waived and/or reimbursed	895,927

Net investment income	3,146,379

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,457,241
Investments — affiliated	173
Futures contracts	197,538

10,654,952

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,658,141
Investments — affiliated	2
Foreign currency translations	4
Futures contracts	(63,165)

3,594,982

Net realized and unrealized gain	14,249,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,396,313

See notes to financial statements.

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Advantage U.S. Total Market LLC
	Six Months Ended 09/30/19 (unaudited)	Year Ended 03/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,146,379	$7,125,403
Net realized gain (loss)	10,654,952	(2,300,573)
Net change in unrealized appreciation (depreciation)	3,594,982	25,823,752

Net increase in net assets resulting from operations	17,396,313	30,648,582

CAPITAL TRANSACTIONS
Proceeds from contributions	1,417,662	46,883,444
Value of withdrawals	(50,913,686)	(159,636,160)

Net decrease in net assets derived from capital share transactions	(49,496,024)	(112,752,716)

NET ASSETS
Total decrease in net assets	(32,099,711)	(82,104,134)
Beginning of period	425,912,012	508,016,146

End of period	$393,812,301	$425,912,012

Financial Highlights

	Master Advantage U.S. Total Market LLC
	Six Months Ended 09/30/19		Year Ended March 31,
	(unaudited)		2019	2018		2017		2016	2015

TOTAL RETURN
Total return	4.18	%(a)	6.81%	8.85%		23.13%		(7.59)%	5.21%

RATIOS TO AVERAGE NET ASSETS
Total expenses	0.54	%(b)	0.54%	0.55%		0.55%		0.55%	0.54%

Total expenses after fees waived and/or reimbursed	0.43	%(b)	0.42%	0.55%		0.54%		0.55%	0.54%

Net investment income	1.51	%(b)	1.55%	0.88	%(c)	0.59	%(d)	0.65%	0.72%

SUPPLEMENTAL DATA
Net assets, end of period (000)	$393,812		$425,912	$508,016		$679,635		$688,633	$838,982

Portfolio turnover rate	71%		142%	147%		68%		71%	55%

(a)	Aggregate total return.
(b)	Annualized.
(c)	Ratio of net investment income to average net assets includes 0.20%, resulting from a special dividend.
(d)	Ratio of net investment income to average net assets includes 0.08%, resulting from a special dividend.

See notes to financial statements.

M A S T E R L L C F I N A N C I A L H I G H L I G H T S	27

Notes to Financial Statements (unaudited)	Master Advantage U.S. Total Market LLC

1.	ORGANIZATION

Master Advantage U.S. Total Market LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is classified as diversified. The Master LLC is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master LLC’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master LLC enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master LLC may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master LLC may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the Master LLC were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$466,717	$(466,717)	$—
Goldman Sachs & Co	776,824	(776,824)	—
JP Morgan Securities LLC	6,941	(6,941)	—
UBS Securities LLC	123,471	(123,471)	—

	$1,373,953	$(1,373,953)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master LLC is disclosed in the Master LLC’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master LLC.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master LLC engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master LLC and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master LLC and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master LLC is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master LLC agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master LLC and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master LLC and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master LLC, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master LLC. Any additional required collateral is delivered to/pledged by the Master LLC on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master LLC generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master LLC from its counterparties are not fully

30	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master LLC has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master LLC does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.500%
$1 Billion — $1.5 Billion	0.475
Greater than $1.5 Billion	0.450

Expense Waivers and Reimbursements: With respect to the Master LLC, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investments in other affiliated investment companies, if any. For the six months ended September 30, 2019, the amount waived was $1,198.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through July 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master LLC. For the six months ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees to enable the feeder that invests in the Master LLC to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2019, the amount waived and/or reimbursed was $230,896.

For the six months ended September 30, 2019, the Master LLC reimbursed the Manager $2,577 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master LLC retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended September 30, 2019, the Master LLC paid BIM $8,140 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

policies and restrictions. The Master LLC is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2019, the Master LLC did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended September 30, 2019, purchases and sales of investments, excluding short-term securities, were $291,740,497 and $337,150,031, respectively.

8.	INCOME TAX INFORMATION

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$371,641,213

Gross unrealized appreciation	$32,649,949
Gross unrealized depreciation	(9,260,711)

Net unrealized appreciation	$23,389,238

9.	BANK BORROWINGS

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2019, the Master LLC did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments. An illiquid investment is any investment that the Master LLC reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master LLC may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related

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Notes to Financial Statements (unaudited) (continued)	Master Advantage U.S. Total Market LLC

to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master LLC since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master LLC does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master LLC.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Advantage U.S. Total Market LLC (the “Master Fund”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock Advantage U.S. Total Market Fund, Inc. (the “Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Fund also considered the approval of the Agreement with respect to the Master Fund. For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Fund and the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting, administrative and shareholder services; oversight of the Master Fund and Fund service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Fund for services; (c) the Master Fund’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Master Fund’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions ; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Fund and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master Fund and the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Fund and the Fund; (g) a summary of aggregate amounts paid by the Master Fund and/or the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Fund’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to

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Disclosure of Investment Advisory Agreement  (continued)

these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund and the Fund as compared with the Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Fund and the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Fund and the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Fund and the Fund. BlackRock and its affiliates provide the Master Fund and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Fund and Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Fund and the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, third, and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that, among other things, effective December 15, 2017, the Master Fund/Fund had undergone a change in its investment objective, as well as changes to its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Value Opportunities Fund, Inc. to BlackRock Advantage U.S. Total Market Fund, Inc. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Master Fund’s/Fund’s actual management

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Disclosure of Investment Advisory Agreement  (continued)

fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Master Fund and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Master Fund and the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Master Fund and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Fund and the Fund, to the relevant Master Fund or Fund, as pertinent. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Fund and the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Fund’s/Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D.    Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Master Fund and the Fund benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E.    Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Fund and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Fund/Master LLC.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Fund/Master LLC.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	37

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s/Master LLC’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s/Master LLC’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

38	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	39

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-9/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: December 3, 2019

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